UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2005

INDYMAC BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Lake Avenue, Pasadena, California 91101-7211
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 6, 2005, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued a press release announcing certain results of operations for the quarter ended March 31, 2005. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

     On April 27, 2005, the Company will host a conference call and live webcast presentation in connection with the Company’s annual meeting of stockholders to discuss the results of the first quarter, followed by a question and answer session. Details regarding the conference call and live webcast are included in the accompanying press release.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	IndyMac Bancorp, Inc. press release dated April 6, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
Date: April 6, 2005	By:	/s/ Michael W. Perry
Michael W. Perry
Chairman of the Board of Directors and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	IndyMac Bancorp, Inc. press release dated April 6, 2005.